Exhibit 99.1

Sandler O'Neill & Partners, L.P. Insurance Conference September 16, 2003

AGENDA Current Market Environment Impact of Rising Rates Current Investment Issues

12/31/2000 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 Moody's Upgrade/Downgrade Ratio 4.3 2.4 2.1 1.3 5.5 4.3 4.2 6 7.5 3.6 2.7 Moody's Default Rate - Issuer Weighted 0.0604 0.0773 0.0823 0.0952 0.106 0.1054 0.1048 0.0973 0.084 0.07 0.06 Moody's Downgrade / Upgrade Ratio Moody's Default Rate (Issuer-Weighted) CURRENT MARKET ENVIRONMENT CREDIT TRENDS AND OUTLOOK Moody's Downgrade/ Upgrade Ratio 12/31/00 12/31/01 12/31/02 6/30/03 Issuer- Weighted Default Rate

CURRENT MARKET ENVIRONMENT REALIZED CAPITAL LOSSES Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 GROSS CAPITAL LOSSES 7 WRITEDOWNS 395 378 354 444 621 583 719 687 357 189 ($ Millions)

CURRENT MARKET ENVIRONMENT GROSS UNREALIZED LOSS POSITION - FIXED MATURITIES Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 1624 2052 1919 1961 2208 2014 2170 1690 1268 797 ($ Millions)

CURRENT MARKET ENVIRONMENT GROSS UNREALIZED LOSSES AS OF 6/30/03 Largest Unrealized Position = $31 Million 82% of Unrealized Losses Comprised of 582 Positions Under $10 Million Each $111 Million in > 20%; > 6 Months Aging Category

CURRENT MARKET ENVIRONMENT FACTORS INFLUENCING RATE OUTLOOK Economy Inflation Fed Policy Valuation Sentiment Technicals Impact on Interest Rates Tactical 3-6 Months Strategic 12-18 Months Higher Rates Modestly Higher Rates Neutral Modestly Lower Rates

CURRENT MARKET ENVIRONMENT GDP & INTEREST RATE SUMMARY Economy - GDP 4.0% Growth Over Next 3-6 Months 3.0-3.5% Growth Over Next 12-18 Months 10-Year Rates - Higher 4.5-5.0% Over Next 3-6 Months 5.0-5.5% Over Next 12-18 Months

Consumer Credit Risk Structural/ Prepayment Risk Corporate Credit Risk Real Estate Credit Risk Negative/ Underweight Positive/ Overweight Neutral CURRENT MARKET ENVIRONMENT SECTOR OUTLOOK - RELATIVE VALUE

CURRENT MARKET ENVIRONMENT SECTOR OUTLOOK - RELATIVE VALUE RANKING Treasury / Agency Negative / Underweight Positive / Overweight Neutral ABS High Yield / EMG CMBS IG Corporates MBS Comm'l Loans Ag Loans

U.S. Treasury / Agency $ 12.9 RMBS / CMO / CMBS 42.0 ABS 11.3 IG Corporates 80.1 BIG Corporates 12.5 Commercial Mortgages 19.9 Agricultural Mortgages 5.4 Real Estate Equity 4.6 Corporate Equity 4.0 Cash & Short Term 8.4 Other Invested Assets 4.3 Sub-Total $205.4 Policy Loans 8.6 Total Carrying Value $214.0 CURRENT MARKET ENVIRONMENT PORTFOLIO ALLOCATION AS OF JUNE 30, 2003 16% 5% 7% 21% 3% 7% 36% 42% 5% 8% 10% 12% 3% 4% 2% 4% 2% 3% 2% 4% 1% 3% Neutral Minimum / Maximum Range 6/30/03 Holding Amount ($ B) Target Ranges and Holdings Asset Category

CURRENT MARKET ENVIRONMENT ASSET LIABILITY AND DURATION MANAGEMENT Operating Portfolios +/- 0.5 Year Range to Target Portfolios Early 2003 - Slightly Short, Within +/-0.5 Yrs 1H 2003 - Managed Duration, Maintained Short Position Lengthened at Higher Rates - Currently Matched

NEW STORY: RISING RATES Economic Recovery Credit Risk Decreases Spread Compression Volatility Rate Setting Options Positive Effects: Negative Effects: Negative Convexity of RMBS Financing Cost in Real Estate Sector Financing Cost in Consumer Sector

IMPACT OF RISING RATES RESIDENTAL MORTGAGE-BACKED SECURITIES (RMBS) Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 RMBS 23263 23483 27799 28026 30260 33165 RMBS as a % of Total Invested Assets 0.144 0.142 0.158 0.154 0.159 0.162 $23,263 14.4% $23,483 14.2% $27,799 15.8% $28,026 15.4% $30,260 15.9% $33,165 16.2% ($ Millions)

IMPACT OF RISING RATES RMBS DURATION Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Market RMBS Duration 3.51 2.6 0.91 0.94 1.11 1.02 MetLife RMBS Duration 4.01 3.19 2.17 2.18 2.15 2.23 Source: Lehman Brothers Fixed Rate MBS Index

IMPACT OF RISING RATES DOLLAR DURATION - FIXED INCOME PORTFOLIO RMBS Fixed Income ex-RMBS RMBS Fixed Income ex-RMBS RMBS Fixed Income ex-RMBS Fixed Income ex-RMBS RMBS Q2 2002 Q2 2003

IMPACT OF RISING RATES Fixed Income Portfolio 100 Basis Points = ~$9 Billion Market Value Q3 Realized and Unrealized Losses Mix of Credit and Non-Credit Old Proxies for Credit Health to be Less Meaningful

IMPACT OF RISING RATES PORTFOLIO YIELD Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 MetLife 7.57 7.54 7.54 7.53 7.18 7.3 7.13 7.25 6.89 6.62 7-Year Treasury 4.699 5.1334 4.1156 4.5996 5.0394 4.338 2.9736 3.166 3.1444 2.8506 (%) 7.57 7.54 7.54 7.53 7.18 7.30 7.13 7.25 6.89 6.62 4.70 5.13 4.12 4.60 5.04 4.34 2.97 3.17 3.14 2.85

CURRENT INVESTMENT ISSUES Operational Efficiency Balancing Operating Income vs TROR Credit Derivatives